UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           April 13, 2005

BIOJECT MEDICAL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-15360

Oregon	93-1099680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

211 Somerville Road, Route 202 North, Bedminster, NJ	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 470-2800

Former name or former address if changed since last report: no change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOJECT MEDICAL TECHNOLOGIES INC.
FORM 8-K
INDEX

Item	Description

Item 1.01	Entry into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signatures

Item 1.01  Entry into a Material Definitive Agreement

On April 13, 2005 Bioject Medical Technologies Inc. (“Bioject”) amended its executive employment agreement, dated March 13, 2003, with J. Michael Redmond, an executive officer of Bioject.  The amendment provides for a performance-based restricted stock unit grant to be granted to Mr. Redmond.  The amendment also provides that upon termination, including upon termination related to a change-in-control of Bioject, Mr. Redmond’s then unvested options and restricted stock units will immediately become 100% vested.

Item 9.01  Financial Statements and Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index.

10.1         Executive employment agreement, dated March 13, 2003, between Bioject Medical Technologies Inc. and J. Michael Redmond.

10.2         Amendment, dated April 13, 2005, to executive employment agreement, dated March 13, 2003, between Bioject Medical Technologies Inc. and J. Michael Redmond.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 19, 2005	BIOJECT MEDICAL TECHNOLOGIES INC.
(Registrant)

/s/ JOHN GANDOLFO
John Gandolfo
Chief Financial Officer and Vice President of Finance